SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2009 (December 4, 2009)

NETWORK 1 FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		No.)

2 Bridge Avenue, 4th Floor	07701
Red Bank, NJ	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 758-9001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Network 1 Financial Group, Inc. (formerly known as International Smart Sourcing, Inc.), a Delaware corporation (the “Company”) acknowledges that this Current Report on Form 8-K as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “Forward-Looking Statements.”

     Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. Finally, the Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements.

Item 1.02 Termination of a Material Definitive Agreement

On December 4, 2009, Network 1 Financial Securities, Inc. (“NETW”), a wholly owned subsidiary of Network 1 Financial Group, Inc. (the “Company” or the “Registrant”) received a letter via regular mail dated November 25, 2009 (the “Termination Letter”) from NETW’s clearing firm, Southwest Securities, Inc. (“Southwest”), stating that the Fully Disclosed Correspondent Agreement, dated as of September 27, 1990, as amended, between NETW and Southwest (the “Clearing Agreement”) was being terminated pursuant to Paragraph 12 of the Clearing Agreement.  Such termination shall be effective 90 days from the date of the Termination Letter (the “Termination Date”).

NETW is currently attempting to secure a new clearing firm, however, there can be no assurance that NETW will be able to enter into an agreement with a new clearing firm prior to the Termination Date, which could have a material adverse effect on NETW’s business and operations.

In addition, in the event that NETW is able to enter into an agreement with a new clearing firm, NETW likely will be required to put down a deposit prior to signing such new agreement.  In the event that Southwest has not returned NETW’s deposit under the Clearing Agreement prior to the time that NETW is required to put down a deposit with its new clearing firm, NETW will be required to draw on funds from NETW’s capital, which may have an impact on NETW’s liquidity.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

No.	Description

10.1	Letter from Southwest Securities, Inc. to Network 1 Financial Securities, Inc., dated November 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2009

NETWORK 1 FINANCIAL GROUP, INC.

By /s/ William R. Hunt
William R. Hunt
President and Director

EXHIBIT INDEX

No.	Description

10.1	Letter from Southwest Securities, Inc. to Network 1 Financial Securities, Inc., dated November 25, 2009